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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 2002

                               JCC HOLDING COMPANY
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                                0-33007                         62-1650470
(State or Other Jurisdiction            (Commission File Number)        (IRS Employer
of Incorporation)                                                       Identification No.)
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                                 One Canal Place
                           365 Canal Street, Suite 900
                          New Orleans, Louisiana, 70130
              (Address of Principal Executive Offices and Zip Code)

                                 (504) 533-6000
              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS

         On July 31, 2002, JCC Holding Company, a Delaware corporation (the
"Registrant"), Harrah's Entertainment, Inc., a Delaware corporation ("Harrah's
Entertainment"), and a subsidiary of Harrah's Entertainment entered into an Agreement and Plan of Merger (the "Merger Agreement"), whereby Harrah's affiliates will acquire the remaining shares of the Registrant's common stock that Harrah's Entertainment does not already own. Harrah's Entertainment is currently the beneficial owner of approximately 63% of the outstanding common stock of the Registrant. The joint press release of Harrah's Entertainment and the Registrant is attached hereto as Exhibit 99.1.

         Under the terms of the Merger Agreement, which was unanimously recommended by the Special Committee of the Board of Directors of the Registrant and unanimously approved by the Registrant's Board of Directors, Harrah's
Entertainment has agreed to pay $10.54 per share, or approximately $54 million, for the remaining common stock of the Registrant. Harrah's Entertainment has also agreed to assume or retire all of the Registrant's outstanding debt.

         The closing of the merger transaction is conditioned upon, among other things, adoption of the Merger Agreement by the Registrant's stockholders, as well as gaming regulatory completed approvals and other customary conditions, and is expected to be completed during the fourth quarter of 2002. It is anticipated that litigation between Harrah's Entertainment and the Registrant will be dismissed in connection with the closing of the transaction.

         This Current Report on Form 8-K includes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995, including in particular the statements about the closing of the merger transaction. Although we believe that the projections, plans, objectives, expectations and prospects reflected in or suggested by such forward-looking statements are reasonable, such statements involve uncertainties and risks, and we cannot assure that such projections, plans, objectives, expectations and prospects will be achieved. Important factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements include potential delays in closing any transaction due to regulatory or other matters. All written or oral forward-looking
Statements attributable to us are expressly qualified in their entirety by these cautionary Statements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         The following exhibits are filed herewith:

         99.1     Joint Press Release of Harrah's Entertainment, Inc. and JCC
                  Holding Company, dated July 31, 2002




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


JCC HOLDING COMPANY
(REGISTRANT)

/s/ L. Camille Fowler
---------------------
L. Camille Fowler
Vice President - Finance, Secretary and Treasurer

Date:    July 31, 2002




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                                INDEX TO EXHIBITS


Exhibit
Number          Exhibit Description
-------         -------------------
99.1            Joint Press Release of Harrah's Entertainment, Inc.
                and JCC Holding Company, dated July 31, 2002
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